QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

MAIN STREET BANKS, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEETS
(Unaudited)

	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
ASSETS
Cash and due from banks	$39,800,995	$28,209,301	$30,567,413	$32,167,197	$31,255,353
Interest-bearing deposits in banks	1,166,343	1,094,527	1,497,701	2,603,977	1,321,492
Federal funds sold and securities purchased under agreements to resell	1,812,613	3,693,932	20,244,475	77,877,355	14,686,483
Investment securities available for sale	248,487,509	258,072,188	215,429,174	212,968,883	223,325,801
Investment securities held to maturity	687,918	687,759	687,629	687,474	687,313
Other investments	14,659,477	11,012,217	4,233,797	3,723,227	4,868,600
Mortgage loans held for sale	7,258,692	5,225,069	5,133,533	7,572,112	4,564,226
Loans, net of unearned income	1,389,998,248	1,204,483,316	1,019,221,091	893,315,991	860,651,765
Allowance for loan losses	(20,335,059)	(17,481,891)	(14,952,587)	(13,108,992)	(12,776,417)

Loans, net	1,369,663,189	1,187,001,425	1,004,268,504	880,206,999	847,875,348

Premises and equipment, net	39,815,150	36,412,960	34,029,192	27,832,699	27,003,438
Other real estate	1,332,024	1,615,887	811,576	1,085,721	2,039,311
Accrued interest receivable	7,440,913	6,731,239	6,125,846	5,825,197	5,779,706
Goodwill and other intangible assets	94,944,727	41,978,424	16,919,975	2,031,451	1,950,966
Bank owned life insurance	34,875,340	32,463,339	31,082,911	30,616,564	30,160,532
Other assets	7,814,168	8,401,566	7,323,043	5,413,506	4,118,481

Total assets	1,869,759,058	1,622,599,833	1,378,354,769	1,290,612,362	1,199,637,050

LIABILITIES
Total deposits	1,423,029,046	1,252,649,026	1,127,800,437	1,058,405,272	945,894,625
Accrued interest payable	3,245,698	3,252,074	3,259,859	3,368,071	3,053,495
Federal Home Loan Bank advances	149,870,653	130,617,494	51,688,172	50,806,989	74,149,911
Federal funds purchased and securities sold under repurchase agreements	42,395,574	40,343,740	49,323,060	52,533,270	59,631,492
Trust preferred securities	50,000,000	21,980,387	5,153,333	1,832,889	—
Other liabilities	11,626,540	18,939,291	5,058,019	5,366,321	3,551,380

Total liabilities	1,680,167,511	1,467,782,012	1,242,282,880	1,172,312,812	1,086,280,903

SHAREHOLDERS' EQUITY
Common stock-no par value per share	97,619,793	67,369,211	47,037,996	32,814,141	30,755,510
Retained earnings	97,314,015	90,739,659	91,154,418	85,756,268	83,056,951
Accumulated other comprehensive loss	3,445,861	5,496,040	5,309,007	5,380,332	4,287,831
Treasury stock	(8,788,122)	(8,787,089)	(7,429,532)	(5,651,191)	(4,744,145)

Total shareholders' equity	189,591,547	154,817,821	136,071,889	118,299,550	113,356,147

Total liabilities and shareholders' equity	1,869,759,058	1,622,599,833	1,378,354,769	1,290,612,362	1,199,637,050

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
ASSETS
Cash and due from banks	$39,559,729	$43,328,652	$35,914,335	$43,711,817	63,599,884
Interest-bearing deposits in banks	693,409	1,437,383	833,073	1,782,121	1,271,296
Federal funds sold and securities purchased under agreements to resell	15,919,619	6,452,619	5,455,000	54,656,351	28,345,897
Investment securities available for sale	247,867,031	287,014,644	217,188,820	208,455,409	216,610,155
Investment securities held to maturity	688,005	687,849	687,713	687,562	687,417
Other investments	17,081,869	12,550,140	7,934,364	3,699,368	4,868,600
Mortgage loans held for sale	6,490,437	6,926,692	4,719,794	8,175,522	12,751,028
Loans, net of unearned income	1,411,950,618	1,382,761,970	1,048,550,371	982,486,447	860,297,666
Allowance for loan losses	(20,765,376)	(20,272,465)	(15,390,616)	(14,588,582)	(12,684,649)

Loans, net	1,391,185,242	1,362,489,505	1,033,159,755	967,897,865	847,613,017

Premises and equipment, net	41,726,221	38,466,608	34,999,863	31,674,673	27,873,737
Other real estate	1,366,820	1,065,064	796,688	815,880	2,271,881
Accrued interest receivable	8,069,190	8,116,249	6,629,105	6,437,290	7,406,373
Goodwill and other intangible assets	94,919,932	94,826,459	18,235,133	16,372,018	1,757,109
Bank owned life insurance	35,274,639	34,526,510	31,366,634	30,904,434	30,444,481
Other assets	10,275,482	8,311,873	7,004,843	6,719,791	4,801,748

Total assets	1,911,117,625	1,906,200,247	1,404,925,120	1,381,990,101	1,250,302,623

LIABILITIES
Deposits	1,437,640,769	1,405,589,895	1,137,990,763	1,128,927,885	1,018,752,241
Accrued interest payable	3,343,309	3,445,084	3,316,098	3,723,167	3,234,028
Federal Home Loan Bank advances	159,739,071	167,872,846	74,500,000	50,000,000	50,000,000
Federal funds purchased and securities sold
under repurchase agreements	61,575,200	39,814,872	47,220,167	47,666,699	56,349,937
Trust preferred securities	50,000,000	50,000,000	5,000,000	5,155,000	—
Other liabilities	4,753,559	48,782,256	3,863,638	14,860,482	5,309,564

Total liabilities	1,717,051,908	1,715,504,953	1,271,890,666	1,250,333,233	1,133,645,770

SHAREHOLDERS' EQUITY
Common stock-no par value
Authorized—50,000,000 shares Outstanding—19,497,260 shares	99,454,457	99,007,084	47,223,006	46,912,168	30,672,959
Retained earnings	99,132,523	94,282,107	89,847,565	86,041,956	85,018,305
Accumulated other comprehensive loss	4,267,326	6,193,192	4,750,972	5,561,196	6,189,660
Treasury stock	(8,788,589)	(8,787,089)	(8,787,089)	(6,858,452)	(5,224,071)

Total shareholders' equity	194,065,717	190,695,294	133,034,454	131,656,868	116,656,853

Total liabilities and shareholders' equity	1,911,117,625	1,906,200,247	1,404,925,120	1,381,990,101	1,250,302,623

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN AND DEPOSIT STRATIFICATION
(Unaudited)

	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
LOAN PORTFOLIO
Real estate:
Residential Mortgage	262,686,049	254,249,140	212,270,942	198,400,329	189,121,392
Construction	332,971,587	349,508,658	270,713,895	238,415,023	205,089,390
Commercial real estate	654,262,301	612,342,600	455,547,433	404,630,039	367,280,733
Commercial & Industrial	120,508,759	120,771,227	74,478,407	104,061,368	63,920,874
Consumer	42,206,089	46,178,523	37,127,396	38,386,806	36,324,859
Unearned income	(684,167)	(288,178)	(1,587,702)	(1,407,118)	(1,439,582)

Total loans	1,411,950,618	1,382,761,970	1,048,550,371	982,486,447	860,297,666

Loan growth	2.1%	31.9%	6.7%	14.2%	3.1%

DEPOSITS
Non-interest bearing demand	218,655,715	210,380,963	173,716,068	181,899,508	181,604,616
Interest bearing demand	106,886,881	115,980,561	97,838,803	123,593,783	111,582,755
Money market	287,898,967	278,897,227	198,502,525	165,305,370	125,361,848
Savings	39,182,173	40,302,482	36,597,700	36,018,401	43,858,654
Public funds—transaction	84,061,089	75,593,528	86,558,371	54,806,227	62,294,126

Total low cost core accounts	736,684,825	721,154,761	593,213,467	561,623,289	524,701,999

Time deposits—public funds	21,788,712	17,412,493	14,723,607	11,464,058	16,598,586
Time deposits	679,167,232	667,022,641	530,053,689	555,840,538	477,451,656

Total deposits	1,437,640,769	1,405,589,895	1,137,990,763	1,128,927,885	1,018,752,241

Deposit growth	2.3%	23.5%	0.8%	10.8%	6.7%

Percentage low cost core	51.2%	51.3%	52.1%	49.7%	51.5%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

						Nine months ended September 30,
	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
						2003	2002
NET INTEREST INCOME
Loans, including fees	$23,774,469	$21,418,754	$18,933,953	$17,659,454	$17,361,867	$64,127,176	$50,854,468
Interest on investment securities:
Taxable	1,952,469	2,144,684	2,075,114	2,281,974	1,994,410	6,172,267	5,429,918
Non-taxable	413,969	441,624	438,663	440,377	449,462	1,294,256	1,211,710
Federal funds sold & repurchase agreements	3,982	10,340	56,180	272,675	56,020	70,502	449,402
Interest bearing deposits in banks	4,700	5,653	9,213	10,484	9,696	19,566	48,812
Interest on other investments	160,278	110,900	31,740	64,595	50,639	302,918	162,826

Total interest income	26,309,867	24,131,955	21,544,864	20,729,559	19,922,094	71,986,686	58,157,137
INTEREST EXPENSE
Interest-bearing demand and money market	1,533,317	1,527,968	1,385,838	1,126,656	701,465	4,447,123	1,915,530
Savings	80,733	88,382	89,804	98,405	97,616	258,919	322,884
Time deposits	4,179,155	3,067,821	4,182,825	4,316,716	4,199,979	11,429,801	13,517,815
Other time deposits	110,249	85,603	98,960	104,617	166,763	294,812	753,266
Federal funds purchased	19,308	7,496	13,233	11,975	483,437	40,037	873,077
Federal Home Loan Bank advances	679,715	564,029	230,111	224,774	326,882	1,473,855	1,091,117
Interest expense on trust preferred securities	580,096	237,006	55,402	30,638	—	872,504	—
Other	362,260	364,401	413,662	445,331	17,730	1,140,323	57,924

Total interest expense	7,544,832	5,942,707	6,469,835	6,359,112	5,993,873	19,957,374	18,531,613

Net interest income	18,765,035	18,189,248	15,075,029	14,370,447	13,928,222	52,029,312	39,625,524
Provision for loan losses	1,146,000	1,801,000	1,047,000	1,727,000	217,000	3,994,000	2,276,000

Net interest income after provision for loan losses	17,619,035	16,388,248	14,028,029	12,643,447	13,711,222	48,035,312	37,349,524
NON-INTEREST INCOME
Service charges on deposit accounts	2,092,139	1,857,289	1,740,874	1,879,825	1,848,215	5,690,303	5,138,774
Other customer service fees	388,960	395,227	364,100	306,747	341,058	1,148,287	1,006,448
Mortgage banking revenues	1,118,464	865,347	646,375	823,554	710,706	2,630,186	1,752,468
Investment brokerage commissions	88,616	60,433	83,670	69,567	89,185	232,718	291,886
Insurance agency revenue	1,188,538	1,235,868	1,180,240	1,107,814	1,145,510	3,604,645	2,821,830
Income from SBA Lending	405,936	504,925	379,254	106,799	153,588	1,290,115	628,719
Other income	1,253,129	715,782	882,186	893,134	1,029,857	2,851,097	2,552,259

Total noninterest income	6,535,781	5,634,871	5,276,699	5,187,440	5,318,119	17,447,351	14,192,384

NON-INTEREST EXPENSE
Salaries and other compensation	6,799,573	6,203,214	5,614,891	5,135,575	5,510,648	18,617,678	14,775,321
Employee benefits	1,283,603	1,049,294	1,203,592	1,029,252	820,555	3,536,489	2,330,320
Net occupancy and equipment expense	1,772,929	1,528,317	1,356,098	1,349,669	1,406,481	4,657,345	3,890,984
Data processing fees	449,812	442,383	309,735	378,126	348,814	1,201,930	769,129
Professional services	824,785	585,609	376,180	332,933	721,208	1,786,574	954,836
Communications & supplies	983,575	756,953	827,050	726,758	814,169	2,567,577	2,090,099
Regulatory agency assessments	73,557	106,105	61,215	67,901	81,782	240,878	194,831
Amortization of intangible assets	106,750	91,112	59,837	59,837	56,475	257,698	123,675
Other expense	2,073,521	2,067,356	1,299,131	818,822	1,778,735	5,440,008	4,845,421

Total noninterest expense	14,368,104	12,830,345	11,107,728	9,898,873	11,538,867	38,306,177	29,974,616

Income before income taxes	9,786,712	9,192,774	8,197,001	7,932,014	7,490,474	27,176,486	21,567,292
Income tax expense	2,668,556	2,808,785	2,446,522	2,453,005	2,274,784	7,923,863	6,575,603

Net income	7,118,156	6,383,989	5,750,479	5,479,009	5,215,690	19,252,623	14,991,689

EARNINGS PER SHARE
Basic	$0.376	$0.367	$0.355	$0.348	$0.332	$1.099	$0.957
Diluted	$0.363	$0.353	$0.342	$0.339	$0.322	$1.059	$0.926

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	18,913,088	17,374,719	16,217,854	15,755,243	15,716,848	17,512,489	15,667,429
Diluted	19,602,219	18,059,948	16,828,821	16,173,200	16,218,286	18,186,159	16,187,355

CASH DIVIDENDS PER SHARE	$0.120	$0.120	$0.120	$0.105	$0.105	$0.360	$0.315

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)
(Unaudited)

						Nine months ended September 30,
	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
						2003	2002
EARNING ASSETS
Total interest earning assets (in thousands)	1,660,522	1,478,067	1,258,454	1,192,800	1,103,925	1,466,854	1,070,111

Loans	6.70%	6.99%	7.43%	7.72%	7.93%	7.00%	7.96%
Investment securities	4.11%	4.40%	5.21%	5.69%	5.20%	4.61%	5.62%
Federal funds sold	1.14%	1.32%	1.20%	1.38%	1.61%	1.26%	1.60%
Loans held for sale	5.66%	6.51%	6.11%	4.76%	5.16%	5.97%	6.22%
FHLB stock & other	4.17%	6.25%	3.90%	6.89%	4.13%	6.41%	4.97%

Total interest earning assets	6.35%	6.63%	7.04%	6.99%	7.35%	6.64%	7.40%

INTEREST-BEARING LIABILITIES
Total interest bearing liabilities (in thousands)	1,664,361	1,450,029	1,234,903	1,163,711	1,080,094	1,450,294	1,047,573

Demand deposits	0.90%	1.03%	1.05%	1.00%	0.73%	0.99%	0.70%
Demand deposits—public funds	0.73%	0.84%	1.08%	0.03%	0.00%	0.88%	0.00%
Time deposits	2.44%	2.07%	3.10%	3.38%	3.54%	2.52%	3.96%
Retail repurchases	1.90%	1.84%	1.84%	1.86%	1.93%	1.88%	2.11%
Federal funds purchased	1.69%	1.67%	2.58%	5.34%	14.32%	1.75%	4.05%
Federal Home Loan Bank Advances	1.81%	1.70%	1.78%	1.73%	1.73%	1.76%	1.92%
Securities sold under agreement to repurchase	4.09%	4.02%	3.70%	3.60%	3.42%	3.91%	3.42%
Subordinated debentures	4.54%	4.27%	4.30%	6.54%	0.00%	4.47%	0.00%

Net Cost of Funds	1.80%	1.64%	2.12%	2.17%	2.20%	1.84%	2.37%

NET INTEREST SPREAD
Interest earning assets less interest bearing liabilities (in thousands)	(3,839)	28,038	23,551	29,089	23,831	16,559	22,538

Yield on earning assets less cost of interest-bearing liabilities	4.55%	4.98%	4.91%	4.82%	5.15%	4.80%	5.04%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.55%	5.01%	4.95%	4.88%	5.19%	4.82%	5.09%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN QUALITY

						Nine months ended September 30,
	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
						2003	2002
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period *	20,272,465	15,390,616	14,588,582	12,684,649	12,725,232	20,272,465	12,725,232
Provision for loan losses	1,146,000	1,801,000	1,047,000	1,727,000	217,000	3,994,000	2,276,000
Loans charged off during period	(784,950)	(1,267,223)	(325,590)	(1,362,892)	(293,039)	(2,300,095)	(1,759,665)
Recoveries on loans previously charged off	131,862	96,054	80,624	42,659	35,456	230,871	172,241

Net loans charged off (recovered) during period	(653,088)	(1,171,169)	(244,966)	(1,320,233)	(257,583)	(2,069,224)	(1,587,424)

Reserve for loan losses at end of period	20,765,377	20,272,465	15,390,616	14,588,582	12,684,649	20,765,377	12,684,649

Net charges-off to average loans, annualized	0.19%	0.39%	0.10%	0.59%	0.12%	0.23%	0.25%
Gross charges-off to average loans, annualized	0.22%	0.42%	0.13%	0.61%	0.14%	0.26%	0.28%
Recoveries as a percentage of gross charge-offs	16.80%	7.58%	24.76%	3.13%	12.10%	10.04%	9.79%
Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.47%	1.47%	1.48%	1.48%	1.47%	1.48%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	10,854,580	6,068,538	4,635,012	3,356,901	3,262,024	10,854,580	3,262,024
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	10,854,580	6,068,538	4,635,012	3,356,901	3,262,024	10,854,580	3,262,024
Foreclosed assets	1,366,820	1,065,064	796,688	815,880	2,271,881	1,366,820	2,271,881

Total non-performing assets	12,221,400	7,133,602	5,431,700	4,172,781	5,533,906	12,221,400	5,533,906
Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.86%	0.52%	0.52%	0.42%	0.64%	0.86%	0.64%
Non-performing assets as a percentage of total assets, at end of period	0.64%	0.37%	0.39%	0.30%	0.44%	0.64%	0.44%
Reserve for loan losses as a percentage of non-performing assets, at end of period	169.91%	284.18%	283.35%	349.61%	229.60%	169.91%	229.60%
Loans 90 days past due	10,867,283	9,927,567	3,937,948	4,049,552	5,303,171	10,867,283	5,303,171
Loans 90 days past due as a percentage of loans, at end of period	0.77%	0.72%	0.38%	0.41%	0.62%	0.77%	0.62%

*
Acquisition of First National Bank of Johns Creek on 12/11/02 included $1.4 million of loan loss reserves
Acquisition of First Colony Bank on 5/22/03 included $4.3 million of loan loss reserves

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

						Nine months ended September 30,
	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
						2003	2002
RESULTS OF OPERATIONS
Net interest income	18,765,035	18,189,248	15,075,029	14,370,447	13,928,222	52,029,312	39,625,524
Net interest income (tax equivalent)	19,036,194	18,474,237	15,363,807	14,658,439	14,452,163	52,874,238	40,712,640
Provision for loan losses	1,146,000	1,801,000	1,047,000	1,727,000	217,000	3,994,000	2,276,000
Non-interest income	6,535,781	5,634,871	5,276,699	5,187,440	5,318,119	17,447,351	14,192,384
Non-interest expense	14,368,104	12,830,345	11,107,728	9,898,873	11,538,867	38,306,177	29,974,616
Net Income	7,118,156	6,383,989	5,750,479	5,479,009	5,215,690	19,252,623	14,991,689

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,389,998	1,204,483	1,019,221	893,316	860,652	1,204,568	845,182
Investment securities	249,175	258,760	216,117	213,656	224,013	241,351	179,823
Earning assets	1,660,522	1,478,067	1,258,454	1,192,800	1,103,925	1,467,296	1,070,111
Total assets	1,869,759	1,622,600	1,378,355	1,290,612	1,199,637	1,623,571	1,162,475
Deposits	1,423,029	1,252,649	1,127,800	1,058,405	945,895	1,267,826	935,509
Shareholders' equity	189,592	154,818	136,072	118,300	113,356	159,203	109,452

PER COMMON SHARE
Earnings per share—Basic	$0.376	$0.367	$0.355	$0.348	$0.332	$1.099	$0.957
Earnings per share—Diluted	$0.363	$0.353	$0.342	$0.339	$0.322	$1.059	$0.926
Book value per share at end of period	10.25	10.10	8.23	8.11	7.46	10.25	7.46
End of period shares outstanding	18,933,178	18,888,732	16,173,647	16,242,498	15,638,692	18,933,178	15,638,692
Weighted average shares outstanding
Basic	18,913,088	17,374,719	16,217,854	15,755,243	15,716,848	17,512,489	15,667,429
Diluted	19,602,219	18,059,948	16,828,821	16,173,200	16,218,286	18,186,159	16,187,355

STOCK PERFORMANCE
Market Price:
Closing	25.02	24.94	18.45	19.20	18.53	25.02	18.53
High	26.00	25.40	20.48	20.48	21.75	26.00	21.75
Low	23.37	18.48	18.45	15.95	18.26	18.45	14.60
Trading volume	1,022,400	1,243,900	1,262,900	851,500	673,000	3,529,200	2,425,800
Cash dividends per share	$0.120	$0.120	$0.120	$0.105	$0.105	$0.360	$0.315
Dividend payout ratio	33.05%	33.95%	35.12%	30.99%	32.65%	34.01%	34.01%
Price to earnings	17.37	17.59	13.31	14.29	14.52	17.68	14.96
Price to book value	2.44	2.47	2.24	2.37	2.49	2.44	2.49

PERFORMANCE RATIOS
Return on average assets	1.51%	1.58%	1.69%	1.68%	1.72%	1.59%	1.72%
Return on average equity	14.9%	16.5%	17.1%	18.4%	18.3%	16.2%	18.3%
Average earning assets to average total assets	88.8%	91.1%	91.3%	92.4%	92.0%	90.4%	92.1%
Average loans as percentage of average deposits	97.7%	96.2%	90.4%	84.4%	91.0%	95.0%	90.3%
Net interest margin (tax equivalent)	4.55%	5.01%	4.95%	4.88%	5.19%	4.82%	5.09%
Average equity to average assets	10.14%	9.54%	9.87%	9.17%	9.45%	9.81%	9.42%
Non-interest income ratio	25.83%	23.65%	25.93%	26.52%	26.39%	25.11%	25.81%
Efficiency ratio	56.79%	53.85%	54.58%	50.61%	59.95%	55.14%	55.70%

ASSET QUALITY
Total non-performing assets	12,221,400	7,133,602	5,431,700	4,172,781	5,533,906	12,221,400	5,533,906
Non-performing assets as a percentage of loans plus foreclosed assets	0.86%	0.52%	0.52%	0.42%	0.64%	0.86%	0.64%
Net annualized charges-offs (recoveries) as a percentage of average loans.	0.19%	0.39%	0.10%	0.59%	0.12%	0.23%	0.25%
Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.47%	1.47%	1.48%	1.48%	1.47%	1.48%

OPERATING EARNINGS
Net income	$7,118,156	$6,383,989	$5,750,479	$5,479,009	$5,215,690	$19,252,623	$14,991,689
Amortization of intangible assets, net	70,455	60,134	39,492	39,492	39,492	170,081	88,282
Operating income	$7,188,610	$6,444,123	$5,789,971	$5,518,501	$5,255,182	$19,422,704	$15,079,971
Operating earnings per share
Basic	$0.380	$0.371	$0.357	$0.350	$0.334	$1.109	$0.963
Diluted	$0.367	$0.357	$0.344	$0.341	$0.324	$1.068	$0.932
Average tangible assets (in thousands)	1,774,814	1,580,621	1,361,435	1,288,581	1,197,686	1,572,290	1,161,191
Average tangible equity (in thousands)	94,647	112,839	119,152	116,268	111,405	107,922	108,168
Operating return on average tangible assets	1.61%	1.64%	1.72%	1.70%	1.74%	1.65%	1.74%
Operating return on average tangible equity	30.13%	22.91%	19.71%	18.83%	18.71%	24.06%	18.64%

QuickLinks

MAIN STREET BANKS, INC. AND SUBSIDIARIES AVERAGE BALANCE SHEETS (Unaudited)
MAIN STREET BANKS, INC. AND SUBSIDIARIES LOAN AND DEPOSIT STRATIFICATION (Unaudited)
MAIN STREET BANKS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME
MAIN STREET BANKS, INC. AND SUBSIDIARIES SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*) (Unaudited)
MAIN STREET BANKS, INC. AND SUBSIDIARIES LOAN QUALITY
MAIN STREET BANKS, INC. AND SUBSIDIARIES FINANCIAL HIGHLIGHTS